Tempur Sealy  International, Inc.   (TPX) “We are continuing to  mitigate the COVID‐19  impact while optimizing our  competitive position” 1 © 2020 Tempur Sealy International, Inc.

PURPOSE To Improve the Sleep of More People,  Every Night, All Around the World BACKGROUND Tempur Sealy is the world’s largest bedding  manufacturer. We are a market‐leading,  vertically integrated global company that  develops, manufacturers, markets and  retails bedding products both on and  offline. Net Sales Net Sales Three Months Ended  Twelve Months Ended  June 30, 2020 December 31, 2019 Our long‐term strategy is to drive earnings  Consolidated $ 665M                  $3,106M growth with high return on invested capital  % Sales 100% 100% and generate significant free cash flow.  North America $ 570M                  $2,533M % Sales 86% 82% We drive to achieve industry‐leading  International $ 95M $573M % Sales 14% 18% sustainability and environmental initiatives.  Forward‐Looking Statements: This investor presentation contains statements that may be characterized as “forward‐looking” within the meaning of federal securities  laws. Please review carefully the cautionary statements and other information included in the Appendix under “Forward‐Looking Statements”. Non‐GAAP Financial Information: This presentation includes financial measures not accepted under U.S. Generally Accepted Accounting Principles ("GAAP"). Please refer  to the footnotes and the explanations about such non‐GAAP financial measures, including reconciliations to the corresponding GAAP financial measures, in the Appendix.  Footnotes: Please refer to the footnotes at the end of this presentation. 2 © 2020 Tempur Sealy International, Inc.

GLOBAL MANUFACTURING FOOTPRINT 36 International  Facilities 27 North American  Facilities Wholly owned and Joint Venture Tempur‐Pedic Facility Joint Venture Licensee 3 © 2020 Tempur Sealy International, Inc.

Portfolio of Brands Tempur‐Pedic • Tempur‐Pedic uniquely adapts, supports and  aligns to you to deliver truly life‐changing sleep $1,999‐$7,499 Stearns & Foster • The world’s finest beds made with exceptional  materials, time‐honored craftsmanship and  unparalleled design $1,499‐$4,999 Sealy • Every Sealy mattress combines smart innovation,  precise engineering and industry‐leading testing  to ensure quality and durability $399‐$2,499 Private Label Offerings • Products for the value‐orientated consumer Under $1,299 4 © 2020 Tempur Sealy International, Inc.

OMNI‐CHANNEL CONSUMER 5 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Powerful Omni‐Distribution Platform  Largest part of worldwide distribution Wholesale  Recent significant distribution gains  Significant worldwide sales growth  E‐Commerce  Highly profitable and expanding margins Company  Owned   Luxury Tempur‐Pedic and multi‐branded showroom experiences Stores  Significant worldwide sales growth opportunity  Highly profitable and expanding margins opportunity 6 © 2020 Tempur Sealy International, Inc.

Winning Online: Wholesale and Direct CHANNEL TempurPedic.com Most profitable online bedding company in the world DIRECT TO  High growth and high margins CONSUMER  Compressed Bedding Products Traditional Bedding Products TEMPUR‐Cloud®  Tempur‐Pedic OMNI‐ COCOON by Sealy™  Stearns & Foster CHANNEL Sealy‐to‐go  Sealy Alternative Channels (Web‐based Retailers) Dedicated sales team with focus on eMarketplace sales growth WHOLESALE High growth and stable margins Traditional Retailers Online TPX proprietary RetailEdge training providing shopper‐focused solutions WHOLESALE High growth and stable margins 7 © 2020 Tempur Sealy International, Inc.

Tempur Sealy Compressed Offerings Sealy‐to‐go COCOON by Sealy™ TEMPUR‐Cloud® Value Mid‐Level Premium  Our compressed products are a convenient option for consumers shopping  online through our direct business or our third‐party retail partners. 8 © 2020 Tempur Sealy International, Inc.

U.S. Company‐Owned Store Strategy Tempur‐Pedic® Retail Stores: Sleep Outfitters®: Broad‐Based Opportunity  High‐End Targeted Opportunity Strategic Representation • Approximately 65 high‐end retail destinations, with  complementary co‐tenants, in high demographic areas • Regional bedding retailer that is strategically important  • Strategic market placement (125‐150 store vision) to the markets it serves for Tempur Sealy • Brand Ambassadors ‐ Tempur‐Pedic® only products • Approximately 100 multi‐branded retail locations • Consumer niche – prefer direct from manufacturer • Tempur, Sealy and Stearns & Foster merchandising • Premium ASP offering: $2,000 ‐ $4,500 • Wide range of ASP products:  $399 ‐ $4,699 9 © 2020 Tempur Sealy International, Inc.

Our Clean Shop PromiseTM protocol involves making deliberate adjustments to employee training,  customer experience, store environment and the delivery process in order to ensure the health and  safety of consumers and employees. Program Features: o One‐use mattress and pillow shields provide a  tangible barrier to ensure consumers’ safety and  comfort as they test products in‐store o In‐depth training materials provides store  employees with the tools needed to fulfill the Clean  Shop Promise o Eye‐catching signage and informative digital content retailedge POWERED BY TEMPUR SEALY 10 © 2020 Tempur Sealy International, Inc.

Q2 RESULTS AND  2020 OUTLOOK 11 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Second Quarter 2020 Highlights Three Months Ended June 30th ($ in millions, except for %  Reported % Change Constant  2020 2019 values) (unaudited) % Change Currency(1) Net Sales $665.2 $722.8 ‐8.0% ‐7.3% Net Income 23.0 41.6 ‐44.7% ‐44.2% (1) EBITDA 85.2 109.0 ‐21.8% ‐21.5% Net cash provided by operating activities 155.4 41.3 276% n/a (1) Adjusted EBITDA per credit facility $109.6 $113.0 ‐3.0% ‐2.7% “Sales trends through the quarter accelerated each month and have continued to accelerate into July unabated. We believe the category is benefiting from a shift in consumer spend of discretionary dollars into the home category in which our products and brands are well‐aligned to meet those consumer needs. Over the past five years, we have worked diligently to strengthen the foundation of our company, and we are now benefiting from our powerful omni‐channel presence and strong competitive position in the industry. While a level of uncertainty remains, we expect the industry tailwinds and our sales momentum to continue.” – Scott Thompson, Company Chairman and CEO 12 © 2020 Tempur Sealy International, Inc.

Product Sales Three Months Ended  Bedding  Other  June 30, 2020 Net Sales (unaudited) Products Products Consolidated $      606.6M $       58.6M $     665.2M YoY Growth ‐8.5% ‐2.7% ‐8.0% North America $      533.0M $       37.5M $      570.5 YoY Growth ‐3.8% 10.6% ‐3.0% International $      73.6M $      21.1M $     94.7M YoY Growth ‐32.1% ‐19.8% ‐29.7% 13 © 2020 Tempur Sealy International, Inc.

Direct to Consumer  $120 Global Direct Sales • Distribution network made up of high growth, high margin,  Web, Call Center, and Company‐owned stores  $100 • Strong growth within the direct channel, growing 12% in  the second quarter of 2020  $80 • Long‐term direct target: 25% of Tempur‐Pedic net sales  $60 NORTH AMERICAN  INTERNATIONAL   $40 SALES CHANNEL SALES CHANNEL  $20 13% 27%  $‐ Q2 2018 Q2 2019 Q2 2020 Intl NA 73% 87% Q2 global direct channel sales grew 74% over 2 years Direct Wholesale Direct Wholesale 14 © 2020 Tempur Sealy International, Inc.

o Leverage(1) lowest in Company’s history at 2.8x, within the  Debt Structure revised target range of 2.0‐3.0x(2) o Capital structure contains long‐dated maturities; fixed rate  debt represents around 2/3 of total debt  o Over $600 million of available liquidity as of June 30, 2020 LEVERAGE(1) MANDATORY MATURITY PROFILE(2) Term A Loan $600 364‐Day Loan 2023 Bond $450 2026 Bond 3.22x $330 $200 3.03x 2.92x 2.83x $32 $11 $21 $21 2020 2021 2022 2023 2024 2025 2026 3Q19 4Q19 1Q20 2Q20 Rating Agency Ratings • S&P: BB‐ reaffirmed as of March 2020 • Moody’s: Ba3 reaffirmed as of April 2020 15 © 2020 Tempur Sealy International, Inc.

o Experienced accelerating demand for bedding in second quarter  which has continued into third quarter to‐date Third Quarter and Full  o U.S. Sealy production capacity does not fully meet demand and is  expected to be constrained through the third quarter Year 2020 Outlook o Internal target of 25% global net sales growth year‐over‐year in  third quarter o Expect to generate significant operating cash flow for the full year  2020 2020 Financial Targets(3) and Assumptions Depreciation & Amortization $135 to $140 M Capital Expenditures $100 to $110M  ($70M Maintenance) Interest Expense $80 to $85M U.S.  Federal Tax Rate Range 28% to 29% Diluted Share Count 53M Shares 16 © 2020 Tempur Sealy International, Inc.

Aspirational Program(4) o The plan is triggered when the company achieves between $600 million and $650 million of adjusted EBITDA(1) per credit  facility on a trailing four quarter basis through the end of 2020. o Due to our strong performance in the fourth quarter of 2019 and first half of 2020, it is possible that we may achieve a  trailing four quarter adjusted EBITDA(1)  in an amount equal to or greater than the $600 million needed to trigger the  threshold payout under the long‐term aspirational incentive compensation plan.  o There will be a true‐up in the fourth quarter if the trailing four quarter adjusted EBITDA(1)  achieved is greater than in the  third quarter, provided that the threshold of $600 million was met or exceeded in the third quarter. Implications of Plan Vesting* (in quarter in which performance target is met) Trailing four quarters adjusted EBITDA $600 ‐ $650 million  Restricted stock units vest 550,000 – 825,000 shares $33 ‐ $50 million of additional D&A  Depreciation & Amortization expense U.S.  Federal Tax Rate Range Unfavorably impacted Diluted Share Count 1% ‐ 1.5% stock dilution *The 2020 financial targets and assumptions presented on the previous slide do not include the above implications of the plan vesting. 17 © 2020 Tempur Sealy International, Inc.

DRIVING SHAREHOLDER VALUE 18 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Long‐term initiatives: o Develop the highest quality bedding products in all the  markets we serve o Promote our worldwide brands with compelling marketing o Optimize our powerful omni‐distribution platform to be  where consumers want to shop o Drive increases in EBITDA(1) Competitive advantages: o Consumer‐centric approach across brands, products and channels o Expanding wholesale and direct to consumer channels around the globe o Flexible operating model with world‐class manufacturing capabilities o Industry‐leading balance sheet o Expect significant positive operating cash flows for full year 2020 19 © 2020 Tempur Sealy International, Inc.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE Tempur Sealy is committed to protecting and improving our communities and environment Environmental • In 2019, 85% of our North American production facility waste  was recycled ‐ 15,825 barrels of oil, 56,049 trees, 18,549,937 KW hours,  3,297 tons of CO2, 23,078,821 gallons of water Social • Community Engagement ‐ Donated stock with a market value of approximately $9 million to    public charities in December 2019  Governance • Majority of Directors on the Board are Independent • Subject executives to significant stock ownership guidelines  and holding requirements • Global Code of Business Conduct and Ethics • Internal Enterprise Risk Management  • International ethics line • Zero tolerance policy towards improper payments and bribes 20 © 2020 Tempur Sealy International, Inc.

Corporate Social Value Highlights Raymond James ranked Tempur Sealy in the top  quartile for ESG out of all companies they consider  o We have developed, manufactured and donated  specialty mattresses and other products to be used in  a ‘Strong Buy’ the fight against COVID‐19 o The Tempur Sealy Foundation donated $160,000 to  charities serving communities during the crisis o The Tempur Sealy Foundation made significant cash  grants to two children’s charities and a university to  support diversity initiatives Donated stock with a market value of approximately  Ranked a ‘Strong Buy With the Best ESG  $9 million to public charities in December 2019  Score’ by Raymond James Source: ‘Raymond James Strategy for ESG Investing’ published February 10, 2020 21 © 2020 Tempur Sealy International, Inc.

Thank you for  your interest in  Tempur Sealy  International For more information please email:  investor.relations@tempursealy.com 22 © 2020 Tempur Sealy International, Inc.

Appendix 23 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Forward‐Looking Statements This investor presentation contains statements that may be characterized as "forward‐looking" within the meaning of the federal securities laws, which includes information concerning one or more of the Company's plans, guidance, objectives, goals, strategies, and other information that is not historical information. When used in this presentation the words "assumes,” “vision," "may,” “strategy," "estimates," "expects," "guidance," "anticipates,” “seeks," "projects," "plans," "proposed," "targets," "intends,” “goals," "believes," "will," and variations of such words or similar expressions are intended to identify such statements. These forward‐looking statements include, without limitation, statements relating to the Company’s expectations regarding EBITDA, adjusted EBITDA per credit facility, net sales, leverage, operating cash flow, depreciation and amortization, capital expenditures, interest expense, U.S. federal tax rate, diluted share count and performance generally for 2020 and subsequent periods, the Company’s expectations regarding production capacity, modifications of store and delivery services and the implementation of the Company’s Clean Shop PromiseTM protocol, the Company’s Aspirational Program and ongoing productivity initiatives. Any forward‐ looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance or that these beliefs will prove correct. The Company undertakes no obligation to update any forward‐looking statement contained herein to reflect events or circumstances after the date on which such statement is made. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those that may be expressed as forward‐looking statements in this presentation. These risk factors include the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments and expectations regarding growth of the mattress industry; uncertainties arising from global events; risks associated with the duration, scope and severity of COVID‐19 and its effects on the Company's business and operations, including the disruption or delay of production and delivery of materials and products in the Company's supply chain; the impact of travel bans, work‐from‐home policies or shelter‐in‐place orders; a temporary or prolonged shutdown of manufacturing facilities or retail stores and decreased retail traffic; the effects of strategic investments on the Company’s operations, including efforts to expand its global market share; the ability to develop and successfully launch new products; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the ability to increase sales productivity within existing retail accounts and to further penetrate the retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches and the related expenses and life cycles of such products; the ability to continuously improve and expand the Company’s product line; the effects of consolidation of retailers on revenues and costs; competition in the Company’s industry; consumer acceptance of the Company’s products; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector; financial distress among the Company’s business partners, customers and competitors and financial solvency and related problems experienced by other market participants, any of which may be amplified by the effects of COVID‐19; risks associated with the Company’s acquisition of 80% ownership of the assets of Sherwood Acquisition Holdings, LLC, including the possibility that the expected benefits of the acquisition are not realized when expected or at all; the Company’s reliance on information technology and the associated risks involving potential security lapses and/or cyber‐based attacks; the outcome of pending tax audits or other tax, regulatory or investigation proceedings and pending litigation; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carryforwards; market disruptions related to COVID‐19 which may frustrate the Company's ability to access financing on acceptable terms or at all; the Company’s capital structure and debt level, including its ability to meet financial obligations and continue to comply with the terms and financial ratio covenants of its credit facilities; changes in interest rates; effects of changes in foreign exchange rates on the Company’s reported earnings; changing commodity costs; disruptions in the supply of raw materials, or loss of suppliers; expectations regarding the Company’s target leverage and share repurchase program; sales fluctuations due to seasonality; the effect of future legislative or regulatory changes, including changes in international trade duties, tariffs and other aspects of international trade policy; the Company’s ability to protect its intellectual property; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in its executive management team. Other potential risk factors include the risk factors discussed under the heading "Risk Factors" under Part I, ITEM 1A of the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10‐Q for the quarter ended June 30, 2020. There may be other factors that cause the Company’s actual results to differ materially from any of those expressed as forward‐looking statements herein. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur‐Pedic®, the TEMPUR‐PEDIC & Reclining Figure Design®, TEMPUR‐Adapt®, TEMPUR‐ProAdapt®, TEMPUR‐LuxeAdapt®, TEMPUR‐PRObreeze™, TEMPUR‐LUXEbreeze™, TEMPUR‐Cloud®, TEMPUR‐ Contour™, TEMPUR‐Rhapsody™, TEMPUR‐Flex®, THE GRANDBED BY TEMPUR‐PEDIC®, TEMPUR‐Ergo®, TEMPUR‐UP™, TEMPUR‐Neck™, TEMPUR‐Symphony™, TEMPUR‐Comfort™, TEMPUR‐Traditional™, TEMPUR‐ Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and Clean Shop Promise™ are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on July 30, 2020. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. 24 © 2020 Tempur Sealy International, Inc.

Use of Non‐GAAP Financial Measures and Constant Currency Information In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, EBITDA, adjusted EBITDA (including COVID‐19  charges), adjusted EBITDA per credit facility, consolidated indebtedness less netted cash, and leverage which are not recognized terms under U.S. Generally Accepted Accounting Principles  (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance or an alternative to total debt. The Company believes these non‐ GAAP measures provide investors with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating  expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non‐GAAP measures include  adjustments to exclude items that may cause short‐term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary  drivers of the Company's business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and  management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment  performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability  purposes. Limitations associated with the use of these non‐GAAP measures include that these measures do not present all of the amounts associated with the Company’s results as  determined in accordance with GAAP. These non‐GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures  defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more  information regarding the use of these non‐GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a  "constant currency basis," which is a non‐GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in  foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period  results in local currency using the comparable prior corresponding period's currency conversion rate. This approach is used for countries where the functional currency is the local country  currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period‐to‐period  comparisons of business performance. EBITDA, Adjusted EBITDA (including COVID‐19 charges) and Adjusted EBITDA per Credit Facility A reconciliation of the Company's GAAP net income to EBITDA, adjusted EBITDA (including COVID‐19 charges) and adjusted EBITDA per credit facility is provided on the subsequent slides.  Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and  comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income  A reconciliation of the Company's GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of  adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a previous slide and is calculated by dividing  consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental  information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing  its leverage. 25 © 2020 Tempur Sealy International, Inc.

Adjusted EBITDA Reconciliation 26 © 2020 Tempur Sealy International, Inc.

TTM Adjusted EBITDA Reconciliation 27 © 2020 Tempur Sealy International, Inc.

Adjusted Net Income and Adjusted EPS 28 © 2020 Tempur Sealy International, Inc.

Leverage Reconciliation 29 © 2020 Tempur Sealy International, Inc.

Aspirational Program[4]

- The Company has an Aspirational Program which is a unique long-term program designed to provide extraordinary compensation for extraordinary performance. The Company seeks to accomplish these goals in a way that rewards performance that is aligned with its stockholders' interest as exemplified by the Company's Aspirational Program.
  - Performance restricted stock units ("PRSUs") for approximately 1.7 million shares of the Company's common stock were granted to over 150 employees.
  - PRSUs will vest based on adjusted EBITDA per credit facility[1] performance measured on a rolling 4 quarter basis during two performance periods -- 2018 and 2019; and 2020
  - If the minimum performance target is met for the applicable period, awards become payable shortly after the applicable period. If an officer or employee leaves for any reason prior to vesting, all of his or her PRSUs will be forfeited, subject to certain limited exceptions

Achievement Schedule

	January 1, 2020 – December 31, 2020 (Period 2)		
Adjusted EBITDA (in millions)	**% of Total Grant of PRSUs That Will Vest**	**# Shares That Will Vest**	**Full Year Dilution Impact***
≥ $650	50%	825,000	1.5%
$600	33%	550,000	1.0%
< $600	0%	0	0.0%

- Measured quarterly on a trailing four quarter period
- If an award is earned in the first period the program ends, subject to a change of control provision
- Prorated based on performance between $600 & $650 million, but is only payable at the end of the respective period

*Assumed share count as of 6/30/2020

30

© 2020 Tempur Sealy International, Inc.

Footnotes 1. Adjusted Net Income, EBITDA, adjusted EBITDA (including COVID‐19 charges), adjusted EBITDA per credit facility, adjusted EPS, leverage and constant currency are  non‐GAAP financial measures. Please refer to the "Use of Non‐GAAP Financial Measures and Constant Currency Information" on the previous slide for more  information regarding the definitions of adjusted Net Income, EBITDA, adjusted EBITDA (including COVID‐19 charges), adjusted EBITDA per credit facility, adjusted  EPS, leverage, and constant currency, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward‐Looking  Statements” and “Limitations on Guidance” on the previous slide.  2. Based on existing debt outstanding on June 30, 2020 and including the 364‐Day Loan entered into on May 13, 2020.  Excludes revolving debt, foreign loans and  receivables securitization.  Term A Loan matures on October 16, 2024 provided that the 2023 Senior Notes are repaid or refinanced at least 180 days prior to  maturity.   For more information please refer to the Company’s Annual Report on Form 10‐K for the year ended December 31, 2019 and the Company’s Quarterly  Report on Form 10‐Q for the period ended June 30, 2020.  3. Based on the Company’s 2020 financial targets provided in the press release dated July 30, 2020 and the related earnings call on July 30, 2020. Please refer to  “Forward‐Looking Statements” and “Limitations on Guidance”. 4. For more information about the Aspirational Program and the terms of the aspirational PRSUs, please refer to the Company’s SEC filings. In addition, please refer to  “Forward Looking Statements”. 31 © 2020 Tempur Sealy International, Inc.